Insmed Incorporated
                                  Nasdaq: INSM


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                              Safe Harbor Statement
    This presentation contains forward-looking statements which involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements, including those described in the Company's Securities and Exchange Commission filing.


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                                    Overview

o     Metabolic and endocrine company with focus on insulin resistance disorders
        - Diabetes
        - PCOS
o     2 Phase II clinical candidates
        - INS-1
        - SomatoKine
o     Broad pipeline for diabetes management


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                                Diabetes Mellitus

An unmet medical need and underserved pharmaceutical market

o        An estimated 135 million people suffer from diabetes
o        $100 billion healthcare cost in the US
o        Worldwide  sales in  excess of $8  billion,  projected  to  exceed  $20 billion by 2006


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                             Diabetes management and
                              our emerging pipeline

[chart describing disease progression (as measured by HbA1c(%) over time as it relates to Diet and Exercise, Oral Agents, Insulin, Multiple Insulin, INS-1 and Somatokine]


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                           Leading Oral Diabetes Drugs

o        Worldwide sales of $5.1 billion in 2000

         -  Glucophage (US)    $1.732 mm
         -  Avandia              $677 m
         -  Amaryl               $350 m
         -  Glucotrol            $280 m


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                         Existing Therapy - Limitations

o        Gastrointestinal upset
o        Edema, liver toxicity
o        Cardiovascular morbidity, hypoglycemia
o        Weight gain

The "Rezulin" experience has produced heightened awareness that product safety is critical for approvability


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                         INS-1 - Lead Product Candidate

o        A naturally occurring oral insulin sensitizer
o        Currently in Phase 2 trials
o        Novel mechanism of action
o        Oral first line therapy for type 2 diabetes
o        First approved therapy for PCOS


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                            INS-1 - Emerging Profile
We believe that INS-1 has:

o  A superior product profile to existing drugs
         - Improved lipid profile
         - No weight gain
         - No clinically relevant adverse events observed in over 500 treated patients




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                       Type 2 Diabetes - Glycemic Profile

[bar graphs comparing the change in HbA1c(%) for Active and Placebo with FPG=200 mg/dl (delta = -0.36; p <0.05) and with FPG=150 mg/dl (delta = -0.80; p <0.01)]. Abstract to be presented ADA, June 2001


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                         Type 2 Diabetes - Lipid profile

[bar (delta = -11.2; p <0.05) graphs comparing the change in Total Cholesterol (mg/dl) (delta = -8.4; p <0.05), LDL Cholesterol (mg/dl) (delta = -11.2; p
<0.05) and Apolipoprotein B (mg/dl) (delta = -5.11, p <0.05) for Active and
Placebo]


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                            Incidence of side effects
                         commonly associated with OHA's

                          INS-1           Placebo
                         -------          -------
                         (n=524)          (n=321)
Nausea                     4.39             5.92
Weight Gain                   0             0.31
Edema                      1.91             2.49
Hypoglycemia               1.15             0.31
Abnormal Liver             0.38             0.31
function


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                                   SomatoKine

o Novel therapeutic composition of insulin-like growth factor (IGF-1) complexed to its primary binding protein, BP3
o Highly potent injectable insulin sensitizer for late stage diabetes management


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                                   SomatoKine

o IGF-1 has demonstrated clinical efficacy in several large diabetes trials
o IGF-1 is not well tolerated and safety concerns have been raised over long-term exposure
o SomatoKine is a potent insulin sensitizer in subjects with both type 1 and 2 diabetes
o SomatoKine has not elicited the side effects consistently seen with IGF-1




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                           Efficacy - Type I Diabetes

Randomized, double-blind study. SomatoKine was administered by continuous infusion for 2 weeks (n=12)*

[bar graphs comparing the Insulin Consumption (U/day) (p <0.001) and Glucose (mg/dl) (p <0.001) for Placebo and SomatoKine]

*  Journal of Clinical Endocrinology and Metabolism, April 2000.


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                           Efficacy - Type 2 Diabetes

Randomized,   double-blind,   parallel  study.   SomatoKine  (2  mg/kg/day)  was
administered by continuous infusion for 2 weeks (n=12).*

[bar graphs comparing the Insulin Consumption (U/day) (p <0.001) and Glucose (mg/dl) (p <0.05) Before TRT and After TRT]

* Abstract submitted to ADA, June 2001.


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                             Side effect profile of
                              SomatoKine vs. IGF-1

                 IGF-1               SomatoKine
                 -----               ----------
Jaw Pain          80%                    0%
Arthralgias       43%                    0%
Headache          28%                    0%
Edema             25%                    0%


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                            Polycystic Ovary Syndrome

It is our goal to develop INS-1 as the first approved therapy for the treatment of PCOS

o An insulin resistance disorder leading to increased testosterone and irregular ovulation
o        Leading cause of infertility, up to 6 million women affected
o        High risk for type 2 diabetes, heart disease and endometrial cancer


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                                 Efficacy - PCOS

Randomized, double-blind, single dose (1200mg) single center study in women with PCOS. INS-1 was administered once daily for 2 months.*

[bar charts comparing change in Testosterone (%) (p <0.05) and Ovulation (%) (p <0.001) between Placebo and INS-1]

*  New England Journal of Medicine, April 1999


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                         Efficacy - ovulation resumption

Randomized, double-blind, multi-center study in women with PCOS. INS-1 was administered once daily for 2 months.

[bar chart comparing Ovulation Rate (%) (p <0.05) between Placebo (18%), 600 mg dose INS-1 (32%) and 1200 mg dose INS-1 (44%)]

Abstract submitted to ASRM, 2001


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                       Efficacy - Testosterone reduction

[bar chart comparing Total Testosterone (ng/dL) [baseline vs. end] for 600mg dose (p <0.05) and 1200 mg dose (p <0.05)]



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                              Clinical Program 2001

o        5 key phase 2 clinical trials
         INS-1
         - INS-1/28: Diet and exercise failure in type 2 diabetics (4 mo. duration, dose range finding)
         -  INS-1/19: PCOS monotherapy (9 mo. duration, dose range finding)
         -  INS-1/29: PCOS monotherapy (9 mo. duration, expanded dose range)
         -  INS-1/15: Ovulation induction in PCOS

         SomatoKine
         -  SK-DM/31: Dose range finding in type 2 diabetics


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                                    Pipeline

              Indication        Phase II       Phase III      NDA        Rights
              ----------        --------       ---------      ---        ------
     INS-1    Type 2              ->              ->          2004       INSM
              Diabetes

              PCOS                ->              ->          2004       INSM

SomatoKine    Type 1&2            ->              ->          2005       INSM
              Diabetes


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                               Corporate Strategy


o        Product focused company
o        Retain commercial rights to market products in selected territories
o        Establish corporate partnerships in target markets




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                                   Objectives

2000
----

o        Complete Celtrix Acquisition
o        Complete Taisho License for INS-1
o        Implement Phase II:  Clinical Trials
o        Complete Follow-on Offering

2001
----

o        Complete Phase II for Ins-1 and SomatoKine
o        Present initial Phase II data to ADA
o        Plan Phase III programs for INS-1 and SomatoKine




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                               Financial Overview

o        $80 million cash on hand
o        $3 million/month burn rate
o        32 million shares outstanding